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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-70549 on Form S-8 of Compuware Corporation of our report dated September 22, 2006 appearing in this Annual Report on Form 11-K of Compuware Corporation ESOP/401(k) Plan for the year ended March 31, 2007.

                                        (CROWE CHIZEK AND COMPANY LLC)

                                        Crowe Chizek and Company LLC

South Bend, Indiana
September 24, 2007


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